UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2015

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ZAIS GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35848	46-1314400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bridge Avenue, Suite 322 Red Bank, NJ	07701-1106
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 978-7518

N/A
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 21, 2015, ZAIS Group Holdings, Inc. (the “Company”) entered into an amendment to each of the following agreements (collectively, the “Amendments”) (capitalized terms that are not defined herein have the meanings set forth in the applicable agreement below):

(i)       the Second Amended and Restated Limited Liability Company Agreement of ZAIS Group Parent, LLC (“ZGP”), dated as of March 17, 2015, by and among ZGP, the Company, the other Members, R. Bruce Cameron (“Cameron”), in his capacity as the Required Independent Director thereunder, and Christian Zugel (“Zugel”), in his capacity as the Founder Member Representative thereunder (as amended, the “LLC Agreement”);

(ii)     the Exchange Agreement, dated as of March 17, 2015, by and among ZGP, the Company, the Company Unitholders, Cameron, in his capacity as the Required Independent Director under the LLC Agreement, and Zugel, in his capacity as the Founder Member Representative under the LLC Agreement (the “Exchange Agreement”); and

(iii)    the Tax Receivable Agreement, dated as of March 17, 2015, by and among the Company and each of the parties signatory thereto or thereafter identified as Non-Holdings Members (as defined therein), and each of their respective successors and assigns (the “TRA”).

The material terms of the Amendments are as follows:

•	The definition of “Founder Member Ownership Threshold” and “Founder Member Ownership Percentage” in the LLC Agreement and Exchange Agreement, respectively, was amended to exclude from the calculation of the percentage of shares of the Company’s Class A common stock (“Class A Common Stock”) treated as owned by the Founder Members (as defined in the LLC Agreement) for such purpose Class A Common Stock that is issued (a) as compensation to employees of, or other service providers to, ZGP or its affiliates, including directors of the Company, other than Founder Members (or acquired by any such person via an exchange or conversion of ZGP units into Class A Common Stock), or (b) to any person as consideration in connection with an acquisition of any business (whether taking the form of an asset acquisition or an acquisition of stock or other equity interests of a third party) or other assets by or on behalf of, or for contribution to, ZGP or any of its subsidiaries (or acquired by such person via an exchange or conversion of ZGP units for Class A Common Stock).

•	The definition of “Subsidiaries” in, and Section 6.1 of, the TRA and Section 11.5 of the LLC Agreement were amended to clarify that the requirement to make an election pursuant to Section 754 of the United States Internal Revenue Code of 1986, as amended (the “Code”), for entities whose interests are acquired by ZGP is limited to entities organized as tax partnerships that meet the definition of “Subsidiary” in the TRA and “Operating Subsidiary” in the LLC Agreement.

•	Section 3.4(g) was added to the LLC Agreement to provide that at any time that Company issues Class A Common Stock or a share of other capital stock (other than Class B common stock) as all or part of the consideration for an acquisition by ZGP of any interests in or assets of any Person (as defined in the LLC Agreement) (“Target Assets”) without itself directly receiving proceeds from such issuance (a “Triangular Acquisition”), with respect to issuances of Class A Common Stock in any such circumstance, ZGP shall issue to the Company, for each share of Class A Common Stock issued, a number of Class A units of ZGP registered in the name of the Company that is equal to the Exchange Ratio (as defined in the LLC Agreement) and, with respect to any other issuances of capital stock of the Company, ZGP shall issue to the Company, for each such share of such capital stock issued, one unit of capital stock of ZGP registered in the name of the Company on substantially equivalent terms (any such Class A units or other capital stock of ZGP so issued, “Triangular Acquisition Units”). For applicable income tax purposes, depending on the circumstances, either (1) under “cause to be directed” principles, the Company shall be deemed to have received the Target Assets acquired on account of the issuance of such share and, in return for the Triangular Acquisition Units, to have concurrently transferred as a capital contribution such Target Assets to ZGP (that, in turn, in the case of any acquisition of Target Assets by a subsidiary of ZGP, shall be treated as further contributing the Target Assets to such subsidiary), or (2) under the principles of Section 1.1032-3 of the income tax regulations under the Code, the Company shall be deemed to have contributed to the capital of ZGP as a capital contribution, in return for the Triangular Acquisition Units, an amount of cash equal to the Closing Price (as defined in the LLC Agreement) on the date such share is issued and ZGP shall be deemed to have used such cash to purchase such share from the Company (and, in the case of a subsidiary acquisition, in turn to have contributed the share to its subsidiary) for use as consideration in the Triangular Acquisition. In all events, in connection with any Triangular Acquisition or similar transaction, the Company shall take all reasonably available steps to ensure the transaction does not result in “zero basis” or other adverse income tax consequences. Section 3.4(g) further provides that, without limitation, the LLC Agreement should never be construed or interpreted as contemplating or permitting that ZGP (or any subsidiary of ZGP) hold or be treated as holding, and at no time whatsoever shall ZGP (or any subsidiary of ZGP) hold or be treated as holding, any shares of Class A Common Stock or other capital stock of the Company.

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•	Section 3.4(d) of the LLC Agreement was amended to include within the definition of “Dilutive Issuances” issuances pursuant to the new Section 3.4(g) described above.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendments, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment to the Second Amended and Restated Limited Liability Company Agreement of ZAIS Group Parent, LLC, dated as of July 21, 2015, by and among ZAIS Group Parent, LLC, ZAIS Group Holdings, Inc., R. Bruce Cameron, in his capacity as the Required Independent Director thereunder, and Christian Zugel, in his capacity as the Founder Member Representative thereunder.
10.2	First Amendment to the Exchange Agreement, dated as of July 21, 2015, by and among ZAIS Group Parent, LLC, ZAIS Group Holdings, Inc., R. Bruce Cameron, in his capacity as the Required Independent Director under the LLC Agreement, and Christian Zugel, in his capacity as the Founder Member Representative under the LLC Agreement.
10.3	First Amendment to the Tax Receivable Agreement, dated as of July 21, 2015, by and among ZAIS Group Holdings, Inc. and the Non-Holdings Members (as defined therein).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS GROUP HOLDINGS, INC.

By:	/s/ Michael Szymanski
Michael Szymanski
President and Chief Executive Officer

Date: July 27, 2015

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to the Second Amended and Restated Limited Liability Company Agreement of ZAIS Group Parent, LLC, dated as of July 21, 2015, by and among ZAIS Group Parent, LLC, ZAIS Group Holdings, Inc., R. Bruce Cameron, in his capacity as the Required Independent Director thereunder, and Christian Zugel, in his capacity as the Founder Member Representative thereunder.
10.2	First Amendment to the Exchange Agreement, dated as of July 21, 2015, by and among ZAIS Group Parent, LLC, ZAIS Group Holdings, Inc., R. Bruce Cameron, in his capacity as the Required Independent Director under the LLC Agreement, and Christian Zugel, in his capacity as the Founder Member Representative under the LLC Agreement.
10.3	First Amendment to the Tax Receivable Agreement, dated as of July 21, 2015, by and among ZAIS Group Holdings, Inc. and the Non-Holdings Members (as defined therein).

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